Exhibit 10.111

AMENDMENT NUMBER ONE
TO THE
METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS
(Amended and Restated Effective April 1, 2014)

The METLIFE PLAN FOR TRANSITION ASSISTANCE FOR OFFICERS (the “Plan”) is hereby amended, effective January 1, 2015, as follows:

1.	Section 1.4.09(c)(1) of the Plan is hereby amended in its entirety to read as follows: “an officer of the Company, MetLife Group, Inc., or Metropolitan Property and Casualty Insurance Company.”

2.
Section 4.2 of the Plan is hereby amended, effective January 1, 2015, by adding “or the MetLife, Inc. 2015 Stock and Incentive Compensation Plan” after “the MetLife, Inc. 2005 Stock and Incentive Compensation Plan” each time it appears therein.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed on this 30th day of December, 2014 by the duly authorized individual below.

METROPOLITAN LIFE INSURANCE COMPANY

By: _/s/ Mark J. Davis____________________
Mark J. Davis, Plan Administrator

Witness: __/s/ Sharon R. Bibby_____________